Exhibit 10.6

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Agreement”) is entered into among McDonald’s Corporation (“McDonald’s”), and Card Activation Technologies, Inc., a Delaware corporation with its principal place of business at 53 West Jackson, Chicago, Illinois  60604, together with all other Affiliates of Card Activation Technologies, Inc. (including but not limited to its parent, MedCom USA, Inc.) (collectively referred to herein as CAT).  (All parties shall be referred to collectively as the “Parties.”)  In consideration of the promises, covenants, and releases contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

I.

RECITALS

WHEREAS, CAT represents and warrants that it is the owner of U.S. Patent No. 6,032,859 (the “’859 Patent”);

WHEREAS, McDonald’s offers a payment system that includes cashless forms of payment, such as credit cards, debit cards and gift or “stored value” cards at its restaurants, affiliated restaurants and franchised restaurants;

WHEREAS, McDonald’s and CAT are parties to a lawsuit captioned Card Activation Technologies, Inc. v. McDonald’s Corporation and Walgreen Company, Case No. 06 CV 5578, pending in the United States District Court for the Northern District of Illinois before Judge Blanche Manning (the “Lawsuit”).

WHEREAS, CAT has represented to McDonald’s that CAT is accepting the consideration referenced herein based, inter alia, on CAT’s desire to obtain a settlement prior to any significant litigation with McDonald’s, including McDonald’s filing an Answer to the Complaint filed in the Lawsuit, and also as CAT’s initial settlement of any claims related to the ‘859 Patent, as referenced herein, in an effort to potentially foster additional settlements and/or licenses related to the ‘859 Patent.

Settlement Agreement

The Parties have agreed to resolve any and all claims that the Parties asserted or could have asserted in the Lawsuit and all other claims, whether known or unknown, present or contingent, that CAT may have against McDonald’s, or that McDonald’s may have against CAT, relating to any matter whatsoever as of or prior to the Effective Date as set forth in this Agreement.

II.

DEFINITIONS

A.
‘859 Patent.  The “’859 Patent” shall mean United States Patent Number 6,032,859 and (i) all United States continuations, continuations-in-part, divisionals and other patent rights claiming priority (directly or indirectly) to any of the aforementioned patents and patent applications; (ii) as well as all counterparts thereof in foreign countries and any patents and patent applications to which those patents claim priority (if applicable); and (iii) all reissues, reexaminations, renewals and extensions of any of the foregoing.

III.

TERMS OF AGREEMENT

A.	Recitals. To the best of the Parties’ knowledge the information contained in the Recitals, which are incorporated herein by reference, is accurate.

Settlement Agreement

B.
Acknowledgments.  The Parties hereby acknowledge that this Agreement, together with the “Patent License and Covenant Not to Sue” attached hereto as Exhibit A, settles and compromises all disputes and claims made and denied by them, and that by entering into this Agreement, no party is admitting the validity of any claim.

C.	Effective Date. The “Effective Date” contemplated by this Agreement (including Exhibits) will be February 27, 2007, or such other date as CAT and McDonald’s may agree to in writing.

D.	No Others With Interest in ‘859 Patent. CAT represents and warrants that no other individuals or entities have an ownership interest in the ‘859 Patent other than CAT, as defined in this Agreement.

E.
Agreed Orders of Dismissal.  On or before March 2, 2007, the parties will file with the Court the Stipulation of Dismissal with Prejudice in the form attached hereto as Exhibit B (the “Agreed Stipulation of Dismissal”).

F.	Payment by McDonald’s. On or before March 2, 2007, as provided by the terms of the Patent License and Covenant Not to Sue, McDonald’s shall pay to CAT the sum of $45,000.

G.
General Release by CAT.  CAT, for itself and all of its past and present successors, predecessors, beneficiaries, executors, trustees, administrators, subrogees, agents, attorneys, representatives, employees, officers, directors, partners, parent corporations, subsidiaries, and affiliates (including without limitation MedCom USA, Inc.) (collectively referred to hereinafter as the “CAT Parties”), irrevocably and absolutely releases and forever discharges McDonald’s, its past, present and future predecessors, successors-in-interest, assignees, nominees, subsidiaries, affiliates, authorized franchisees (including the authorized franchisees of all subsidiaries and affiliates), divisions, officers, directors, employees, attorneys, servants, representatives, partners, and agents (collectively referred to hereinafter as the “McDonald’s Released Parties”), of and from all claims, obligations, actions, or causes of action (however denominated), whether in law, statute or in equity and whether known or unknown, present or contingent, for any injury, damage or loss whatsoever which they may now or hereafter have, own or claim to have against the McDonald’s Released Parties by reason of (i) any matter whatsoever occurring prior to and through the Effective Date, including but not in any sense limited to, all claims that were or that could have been asserted in the Lawsuit for any reason whatsoever, or (ii) the ‘859 Patent, but excluding any and all representations, warranties, obligations, duties and covenants arising from this Agreement (including the Patent License and Covenant Not to Sue attached as Exhibit A to this Agreement).

Settlement Agreement

A list of the current subsidiaries and affiliates of McDonald’s is set forth in Exhibit 1 of the Patent License and Covenant Not to Sue attached as Exhibit A to this Agreement.  The CAT Parties also covenant not to sue any of the McDonald’s Released Parties regarding any of the claims being released by this Agreement.  The Parties intend for the McDonald’s Released Parties that are not parties to this Agreement to be third-party beneficiaries of the release provided for by this paragraph.  The parties agree and acknowledge that this Release, and the Patent License and Covenant Not to Sue attached as Exhibit A to this Agreement, do not, and shall not be construed to, release or limit in any manner any claims, actions or causes of action that the CAT Parties have, had or may have against any of McDonald’s third-party suppliers or providers, including but not limited VeriFone Holdings, Inc., and VeriFone.  THIS RELEASE IS A GENERAL RELEASE AND THE PARTIES INTEND AND AGREE THAT IT SHALL BE INTERPRETED, CONSTRUED, AND ENFORCED AS SUCH.

Settlement Agreement

H.
Limited Release by McDonald’s.  McDonald’s for itself and all of its successors, predecessors, beneficiaries, executors, trustees, administrators, subrogees, agents, attorneys, representatives, employees, officers, directors, partners, parent corporations, subsidiaries, and affiliates, hereby releases and forever discharges the CAT Parties of and from all claims, obligations, actions, or causes of action (however denominated), whether in law, statute or in equity and whether known or unknown, present or contingent, for any injury, damage or loss whatsoever which they may now or hereafter have, own or claim to have against the CAT Parties by reason of (i) any claims that were or that could have been asserted in the Lawsuit for any reason whatsoever, or (ii) the ‘859 Patent, but excluding any and all representations, warranties, obligations, duties and covenants arising from this Agreement (including the Patent License and Covenant Not to Sue attached as Exhibit A to this Agreement).

IV.

GENERAL PROVISIONS

A.	No Assignment. CAT warrants and represents that it has not made any assignment or transfer of any right, claim, demand, cause of action, or other matter covered by the Release set forth herein.

B.
Attorneys’ and Experts’ Fees.  Each of the Parties shall bear all of its own costs and expenses, including, without limitation, legal fees incurred in connection with the Lawsuit and the preparation, negotiation, and/or review of this Agreement.

Settlement Agreement

C.
Mediation.  Each Party agrees that if a dispute arises between them regarding this Agreement (including Exhibits), it will give the other party written notice of the dispute.  The Parties agree that if they are unable to resolve the dispute, they will mediate the dispute for purposes of seeking resolution through supplemental negotiations within thirty (30) days of the notice (or later if mutually agreed to by the Parties involved in the dispute).

D.
Reimbursement of Fees and Costs for Violation of Releases.  CAT agrees that if it, or anyone claiming through it sues any of the McDonald’s Released Parties, it shall reimburse the McDonald’s Released Parties for all attorneys’ fees, costs, and expenses incurred by the McDonald’s Released Parties in defending that subsequent lawsuit if it is ruled that this Agreement bars the claims asserted in that subsequent lawsuit.

E.
Reimbursement of Fees and Costs to Enforce Agreement.  If McDonald’s institutes any action at law or in equity against CAT to secure or protect its rights under or to enforce the terms of or for breach of a representation or warranty in this Agreement, in addition to any judgment entered in its favor, McDonald’s shall be entitled to recover such attorneys’ fees together with court costs and expenses of litigation.  Likewise, if CAT institutes any action at law or in equity against McDonald’s to secure or protect its rights under or to enforce the terms of or for breach of a representation or warranty in this Agreement, in addition to any judgment entered in its favor, CAT shall be entitled to recover such attorneys’ fees together with court costs and expenses of litigation.

F.
Drafting.  This Agreement was negotiated at arm’s-length, mutually drafted, and entered into freely by the Parties with the advice of counsel.  In the event an ambiguity exists in any provision of this Agreement, such ambiguity is not to be construed by reference to any doctrine or statute calling for ambiguities to be construed against the drafter of the document.

Settlement Agreement

G.
Captions.  The captions or headings of the Sections or Paragraphs of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any Section or Paragraph of this Agreement.

H.
Scope of Promises, Representations, and Inducements.  The Parties acknowledge, warrant and represent that no promises, representations or inducements, except as herein set forth, have been offered or made by any of the Parties to secure the execution of the Release above or this Agreement, and that the Release above and this Agreement are executed without reliance on any statements or any representations not contained herein.  Each of the Parties knowingly waives (1) any claim that this Agreement was induced by any misrepresentation or nondisclosure, and (2) any right to rescind or avoid this Agreement based upon presently existing facts, known or unknown.

I.
Voluntary Agreement.  Each of the Parties certifies that it is voluntarily entering into this Agreement in good faith based solely and completely upon its own judgment and with the advice of counsel following its good-faith assessment of the disputes at issue.

J.
Survival.  The Parties hereby agree that the provisions of this Agreement, including, without limitation, the representations, warranties, covenants and Release made herein, shall survive the execution of this Agreement and the performance by the Parties of their respective obligations under this Agreement.

K.
Severability.  Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable, or is held by a court of competent jurisdiction to be void or unenforceable, in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining parts, provisions, representations or warranties herein, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the Parties hereby knowingly, voluntarily, and intelligently waive any provision of law that prohibits or renders void or unenforceable any part, provision, representation or warranty hereof.

Settlement Agreement

L.	Entire Agreement. This Agreement (including Exhibits) constitutes the entire agreement of the Parties hereto and supersedes all prior and contemporaneous agreements and understandings of the Parties.

M.
Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties’ successors and assigns.  Neither CAT nor McDonald’s may assign any rights, or delegate any obligations, under this Agreement without the prior written consent of the other party, and any purported assignment or delegation will be void without the other party’s prior written consent.  A Party assigning any right, or delegating any obligation, will not be released of any liability under this Agreement.  Except for those persons benefited from the Release, nothing contained in this Agreement shall in any fashion be construed to, or inure to the benefit of, any person or entity not a party to this Agreement, including, but not limited to, the creditors of any of the Parties.

N.
Modifications.  No part or provision of this Agreement may be changed, modified, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of such change, modification, waiver, discharge or termination is sought.  The failure of a party to seek redress for violation of, or to insist upon strict performance of, any provision of this Agreement shall not be a waiver of that provision by that party or estop that party from asserting fully any and all of its rights under this Agreement.

Settlement Agreement

O.
Confidentiality.  CAT agrees, and shall instruct its employees, attorneys and accountants to keep the terms and conditions of this Agreement strictly confidential.  McDonald’s agrees, and shall instruct its employees, accountants, and outside attorneys involved in the resolution of this matter to keep the terms and conditions of this Agreement strictly confidential.  The Parties further agree not to provide originals or copies of, or disclose any or all of the contents of, this Agreement to any third-party; provided, however, that (1) originals or copies of this Agreement may be produced and its contents shall be admissible in any dispute between or among any of the Parties, (2) originals or copies of this Agreement may be produced, and the contents of this Agreement may be disclosed, in accordance with an Order entered by a court of competent jurisdiction, (3) originals or copies of this Agreement may be produced, and the contents of this Agreement may be disclosed, by McDonald’s where such production or disclosure is required by statute or regulation, such as regulations governing Uniform Franchise Offering Circular disclosures; (4) originals or copies of this Agreement may be produced, and the contents of this Agreement may be disclosed, to attorneys, accountants, and other persons for the purpose of facilitating accounting or tax advice or services, provided, however, that any disclosure (other than as set forth above) of the terms and conditions of this Agreement by said attorneys, accountants, or other persons shall be deemed a breach of this Agreement by the party who disclosed the information to said attorneys, accountants, or other persons and (5) McDonald’s may disclose the combined amount of its attorneys’ fees, defense costs and settlement payment solely for the limited purpose of obtaining indemnification.  In the event that any Party reasonably believes that production or disclosure of the contents of this Agreement is required by a subpoena or other valid legal process, it shall provide written notice to the other Party at least five (5) business days prior to the date such production or disclosure is required and shall cooperate fully with the other Parties in seeking a protective order to preserve the confidentiality of this Agreement and its contents.  The Parties agree that, if asked by a third party about this Agreement or the resolution of their disputes, they shall state only that they engaged in constructive discussions about their differences and reached a mutually satisfactory compromise settlement, or words to that effect.  The Parties further agree that the CAT Parties may issue press releases and other public statements reciting that CAT and McDonald’s have settled the Lawsuit, with McDonald’s making a monetary payment to CAT and that McDonald’s has taken a license under the ’859 Patent..

Settlement Agreement

P.
Further Assurances.  Each of the Parties hereby agrees to execute such other and further documents, and to take such other and further actions, as may be reasonably requested by the other Party for the sole purpose of effectuating the agreements herein within ten (10) business days following written request.

R.
Notices.  Notices or requests required or permitted to be given hereunder shall be deemed given three (3) business days after being sent via both (a) certified or registered United States mail, postage prepaid, or personal delivery and (b) facsimile, as follows:

Settlement Agreement

If to McDonald’s:

McDonald’s Corporation
Legal Department
Litigation Practice Group
2915 Jorie Boulevard
Oak Brook, IL  60523
Attn:  Pauline Levy, Esq.
Fax No. (630) 623-7370

And copy to:

James R. Ferguson, Esq.
Mayer, Brown, Rowe & Maw LLP
71 South Wacker Drive
Chicago, IL  60606-4637
Fax No. (312) 706-8421

If to CAT:

Card Activation Technologies, Inc.
53 West Jackson Blvd.
Suite 1618
Chicago, IL 60604

And with copy to:

Orum & Roth LLC
53 West Jackson Blvd.
Suite 1616
Chicago, IL 60604

S.
Authorization to Sign.  Each of the Parties hereby represents and warrants that the individual signing this Agreement on its behalf is duly authorized to enter into this Agreement and to execute and legally bind such Party to it.

Settlement Agreement

T.	Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same instrument.
U.	Governing Law. Illinois law shall govern the interpretation, construction, and enforcement of this Agreement.

IN WITNESS WHEREOF, McDonald’s Corporation has executed this Agreement as of the date set forth below.

McDONALD’S CORPORATION,
a Delaware corporation

By: _____________________________________

Name: __________________________________

Its: _____________________________________

The foregoing Agreement was executed before me in the city/county of ____________, _____________, ________________, this ___ day of February 2007, by _______________ in his capacity as ________________ of McDonald’s Corporation.

________________________________
NOTARY PUBLIC FOR THE STATE
OF ILLINOIS

MY COMMISSION EXPIRES:

__________________________

Settlement Agreement

IN WITNESS WHEREOF, CAT has executed this Agreement as of the date set forth below.

CARD ACTIVATION TECHNOLOGIES, INC.
a Delaware corporation

By: _____________________________________

Name: __________________________________

Its: _____________________________________

The foregoing Agreement was executed before me in the city/county of ____________, _____________, ________________, this ___ day of February 2007, by _______________ in his capacity as ________________ of Card Activation Technologies, Inc.

________________________________
NOTARY PUBLIC FOR THE STATE
OF ILLINOIS

MY COMMISSION EXPIRES:

__________________________

Settlement Agreement

IN WITNESS WHEREOF, MedCom has executed this Agreement as of the date set forth below.

MEDCOM USA, INC.

By: _____________________________________

Name: __________________________________

Its: _____________________________________

The foregoing Agreement was executed before me in the city/county of ____________, _____________, ________________, this ___ day of February 2007, by _______________ in his capacity as ________________ of MedCom USA, Inc.

________________________________
NOTARY PUBLIC FOR THE STATE
OF ILLINOIS

MY COMMISSION EXPIRES:

__________________________

Settlement Agreement